Exhibit 99.1

Resideo to Present Strategy and Financial Framework as Pure-Play Building Technologies Company at Investor Day

Significant Opportunity to Leverage Distinct Value Proposition to Generate Above Market Growth and Expand Margins

SCOTTSDALE, Ariz., – July 13, 2026 – Resideo Technologies (NYSE: REZI) (“Resideo”) a leading global manufacturer, developer and distributor of technology-driven sensing and controls products and solutions for residential and commercial end markets, will host its Investor Day at the New York Stock Exchange in New York City today, ahead of the planned spin-off of ADI Global Distribution.

“We are beginning Resideo’s next phase as a pure play building technologies company with differentiated products and trusted brands, deep relationships with professional installers (“Pros”) and a clear opportunity to grow the top and bottom line,” said Tom Surran, incoming President and Chief Executive Officer of Resideo. “As a more focused company, every decision, every investment and every strategic initiative we make will now be evaluated through a single lens of creating value within our core residential sensing and control business. We have an extraordinary team aligned to a shared mission and we are ready to capture the opportunities ahead and continue delivering for our stakeholders.”

A Focused Building Technologies Company with Strong Track Record and Clear Strategy to Accelerate Value Creation

●	Accelerated Development of Differentiated Solutions: Resideo intends to leverage its market leadership in sensing and controls, differentiated products, trusted brands and vast installed base of over 150 million locations to continue building its leadership position in a core serviceable addressable market exceeding $40 billion. By accelerating differentiated innovation, expanding into adjacent categories and increasing content per home, Resideo believes it is positioned to convert demand into profitable growth, margin expansion and robust cash generation.

●	Continued Focus on the Pro: Resideo intends to continue deepening its relationships with over 100,000 global Pros who have built their businesses around Resideo’s products. Supported by more than 15 million installations annually, the Company’s professional ecosystem represents a powerful competitive advantage with a platform to introduce new products, enter adjacent markets and expand customer reach.

●	Geographic Expansion: There are meaningful opportunities for strategic international expansion, leveraging Resideo’s scale and highly efficient global manufacturing footprint. Expansion initiatives are expected to drive incremental growth above Resideo’s baseline revenue targets, while strengthening the Company’s ecosystem and creating long-term demand for Pros.

●	Leverage Scale to Provide Superior Value: Maximize the advantages of Resideo’s scale, including its installed base, manufacturing footprint, supply chain capabilities and relationships across the Pro ecosystem to invest more in innovation, operate more efficiently and drive financial growth.

Introducing Financial Goals

Resideo’s recent financial performance, including 12 consecutive quarters of gross margin expansion and over 85% free cash flow conversion in each of the last three years, demonstrates the meaningful revenue growth and margin improvement the business has achieved and expects to expand upon as a standalone company. This strong financial profile is expected to provide significant cash flow to de-leverage the balance sheet and deploy across compelling organic and inorganic opportunities in line with Resideo’s rigorous returns-based capital allocation approach.

Resideo is introducing the following medium-term financial framework:

●	Targeting revenue compound annual growth rate of 4% to 5% from 2025 through 2030

●	Gross margin expansion of approximately 400 basis points from 2025 through 2030 and targeting to be in the range of 43%-45% by the end of 2030

●	Adjusted EBITDA margin expansion of approximately 400 basis points from 2025 through 2030 and targeting to be in the range of 23%-25% by the end of 2030

Webcast Information

The live webcast will begin at 12:00 p.m. EDT, today, July 13, 2026, at https://investor.resideo.com, where the webcast link and related materials will be posted.

Additional Information

Resideo is expected to complete its spin-off of ADI Global Distribution on August 3, 2026, and ADI common stock is expected to begin “regular-way” trading on the NYSE under the ticker symbol “ADIG” on August 4, 2026, subject to satisfaction or waiver of the conditions precedent to the spin-off. The spin-off is expected to be tax-free to Resideo shareholders for U.S. federal income tax purposes, except for cash that shareholders may receive in lieu of fractional shares.

About Resideo

Resideo is a leading global manufacturer, developer, and distributor of technology-driven sensing and controls products and solutions for residential and commercial end markets. We are a leader in the home heating, ventilation, and air conditioning controls markets, smoke and carbon monoxide detection home safety and fire suppression products markets, and security products markets. Our solutions and services can be found in over 150 million residential and commercial spaces globally, with tens of millions of new devices sold annually.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, those regarding the anticipated separation of Resideo Technologies’ Products & Solutions and ADI Global Distribution businesses into two independent publicly traded companies and the expected timing of the completion of the separation, our medium-term financial goals, and other future events or developments. Forward-looking statements are typically identified by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and similar expressions, although not all forward-looking statements contain these words. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements are the possibility that the conditions to the separation may not be obtained or satisfied within the expected timeframe or at all; that the separation may not be completed on the anticipated terms or timing or may not occur at all; that the separation may not achieve the intended strategic, operational, or financial benefits for Resideo, its businesses, or its shareholders; that Resideo may experience operational or other disruptions as a result of the separation, including those relating to information technology systems, business processes, internal controls, customer and vendor relationships, and workforce alignment. Resideo’ s ability to succeed as an independent enterprise without ADI will depend on numerous factors, including the execution of their respective strategies and plans, access to capital markets, the competitive landscape, and general business and economic conditions. Other risks and uncertainties include, but are not limited to, our ability to recognize the expected savings from, and the timing and impact of, our existing and anticipated cost reduction actions, and our ability to optimize our portfolio and operational footprint, the ability of Resideo to drive increased customer value and financial returns and enhance strategic and operational capabilities, risks and uncertainties relating to tariffs that have been or may be imposed by the United States and other governments, and the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025 and other periodic reports.

All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks and uncertainties, which may cause the actual results or performance of Resideo to differ materially from such forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release and we caution investors not to place undue reliance on any such forward-looking statements.

Contacts:

Investors:

Christopher T. Lee

Global Head of Strategic Finance

investorrelations@resideo.com

Media:

Garrett Terry

Corporate Communications Manager

garrett.terry@resideo.com

or

Dan Moore, Tali Epstein

Collected Strategies

Resideo-CS@collectedstrategies.com

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